SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 24, 2003


                         PHARMACEUTICAL RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   DELAWARE                      FILE NUMBER 1-10827             22-3122182
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
OF INCORPORATION OR                                          IDENTIFICATION NO.)
ORGANIZATION)


ONE RAM RIDGE ROAD, SPRING VALLEY, NEW YORK                       10977
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)




Registrant's telephone number, including area code: (845) 425-7100

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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      The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      On July 24, 2003, Pharmaceutical Resources, Inc. issued an earnings release announcing its financial results for the second quarter ended June 29, 2003. A copy of the earnings release is attached as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


July 28, 2003


                                    PHARMACEUTICAL RESOURCES, INC.
                                    ------------------------------
                                             (Registrant)



                                    /s/ Dennis J. O'connor
                                    --------------------------------------------
                                    Dennis J. O'Connor
                                    Vice President, Chief Financial Officer and
                                    Secretary

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